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                                                                   Exhibit 10.37

                                                                  EXECUTION COPY


         AMENDMENT dated as of October 30, 1997 (this "Amendment"), to the Second Amended and Restated Credit Agreement dated as of July 30, 1997 (as the same may be amended, supplemented, waived or otherwise modified from time to time, the ("Credit Agreement"), among DIGITAL TELEVISION SERVICES, INC., a Delaware corporation formerly know as DIGITAL TELEVISION SERVICES, LLC (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), CIBC WOOD GUNDY SECURITIES CORP. ("CIBCWG"), as arranger (the "Arranger"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("MGT"), a New York banking corporation, as syndication agent (in such capacity, the "Documentation Agent"), and CANADIAN IMPERIAL BANK OF COMMERCE, a Canadian-chartered bank acting through its New York Agency, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent").

                               W I T N E S S E T H

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans and other extensions of credit to the Borrower;

                  WHEREAS, the Borrower has requested that the Lender amend the Credit Agreement in order to revise certain financial and other covenants;

                  WHEREAS, the Lenders are willing to agree to the requested amendments, but only upon the terms and conditions set forth herein; and

                  NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

         I. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein.

         II.      Amendments to Credit Agreement.

                   1.       Amendment of Subsection 1.1 (Defined Terms).

         a. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Permitted Business Acquisitions" therein in its entirely and substituting therefor the following:

                                    "Permitted Business Acquisitions" any
                           acquisition of the rights to provide DirecTv pursuant to any Contract or acquisition of all or substantially all the assets of, or shares or other equity interests in, a


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                           Person or division or line of business of a Person or
                           other significant assets of a Person which includes the acquisition of such rights in additional Service Areas on or before December 31, 1998 provided that:
                           (a) (i) after giving effect to such acquisition, the average purchase price per Household in the acquired Service Areas for all acquisitions to and including the dated of such acquisition does not exceed $120 or
                           (ii) the purchase price of such acquisition does not exceed $1800 times the number of Subscribers in the acquired Service Area, (b) immediately after giving effect to such acquisition, the Borrower's Subscriber Base does not increase by more than 50%; (c) immediately after giving effect to such acquisition the total number of Households within the Borrower's Service Areas does not increase by more than 30%, (d) upon the consummation of such acquisition, the Available Revolving Credit Commitments of all Lenders are greater than (i) $10,000,000 if such acquisition is consummated on or before December 31, 1997, or
                           (ii) $5,000,000 if such acquisition is consummated after December 31, 1997, (e) no Default or Event of Default shall have occurred and be continuing or result therefrom, (f) all transactions related thereto shall have been consummated in all material respects in accordance with applicable laws and (g) all actions required to be taken, if any, with respect to such acquired assets or newly formed subsidiary under subsection 7.10 shall have been taken."

         b. Subsection 1.1 of the Credit Agreement is hereby amended by adding the following new definition:

                                            "Available Term Loan Commitment" as
                                    to any Term Loan Lender at any time, an
                                    amount equal to the excess, if any, of (a) the amount of such Term Loan Lender's Term Loan Commitment at such time over (b) the sum of the aggregate principal amount of all Term Loans made by such Term Loan Lender then outstanding; collectively, as to all the Term Loan Lenders, the "Available Term Loan Commitments".

                  2. Amendment to Section 2 (Amount and Terms of Revolving Credit Commitments and Term Loan Commitments). Section 2 of the Credit Agreement shall be amended by adding the following subsection 2.10 to the end thereof:

                  "2.10 Term Loan Commitment Fee. The Borrower agrees to pay to the Administrative Agent, for the account of each Term Loan Lender, a commitment fee for the period from and including the Closing Date to and including the date which is twelve months following the Closing Date, computed at the rate of 1/2 of 1% per annum on the average daily amount of the Available Term Loan Commitment of such Lender during the prior for which payment is made, in each case quarterly in arrears on the last day of each March, June,


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September and December and on the Term Loan Maturity Date, commencing on the first of such days to occur after the Closing Date."

                  3. Amendment of Subsection 8.1 (Financial Condition Covenants). Subsection 8.1 of the Credit Agreement is hereby amended by deleting the table contained in subsection 8.1(c) thereof its entirety and substituting therefor the following table:




                                              General and Administrative
              "Test Period                        Expense Percentage
      --------------------------------    -----------------------------------

      12/31/97 - 03/30/98                               25.00%
      03/31/98 - 12/30/98                               20.00%
      12/31/98 - 12/30/99                               16.50%
      12/31/99 - 12/30/00                               14.50%
      12/31/00 and thereafter                           13.50%

                  4. Amendment of Subsection 8.9 (Limitation on Capital Expenditures). Subsection 8.9 of the Credit Agreement is hereby amended by deleting from the table contained therein the entry "$2,000,000" for the 1997 calendar year and substituting therefor the entry "$3,2,000,000."

II.      General Provisions.

                  1. Representations and Warranties. On and as of the date hereof and after giving effect to this Amendment, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 5 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date, provided, that the references to the Credit Agreement in such representations and warranties shall be deemed to refer to the Credit Agreement as amended prior to the date hereof and pursuant to this Amendment.

                  2. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment duly executed and delivered by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.

                  3. Continuing Effect; No Other Amendments. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment or


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waiver of, or an indication of the Lenders' willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Amendment).

                  4. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  5. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by the parties hereto shall be delivered to the Borrower and the Administrative Agent.

                  6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.





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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                            DIGITAL TELEVISION SERVICES, INC.

                                            By:
                                                 ------------------------------
                                                 Title:


Accepted and Agreed to:

CANADIAN IMPERIAL BANK OF COMMERCE,
NEW YORK AGENCY, as Administrative Agent

By:
     ------------------------------------------------
         Title:   Director, CIBC Wood Gundy
                  Securities, as Agent for Canadian
                  Imperial Bank of Commerce


MORGAN GUARANTY TRUST COMPANY,
as Syndication Agent and as a Lender

By:
     ------------------------------------------------
         Title:


FLEET NATIONAL BANK, as Documentation Agent and as a Lender

By:
     ------------------------------------------------
         Title:


BANK OF MONTREAL

By:
     ------------------------------------------------
         Title:


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BANQUE PARIBAS

By:
     ------------------------------------------------
         Title:

By:
     ------------------------------------------------
         Title:


BANKBOSTON, N.A.

By:
     ------------------------------------------------
         Title:



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                           ACKNOWLEDGEMENT AND CONSENT

         Each of the undersigned, as a Guarantor under that certain Second Amended and Restated Guarantee and Collateral Agreement, dated as of July 30, 1997 (as amended, supplemented or otherwise modified from time to time), made by each of such Guarantors in favor of the Administrative Agent, hereby acknowledges and consents to the execution and delivery of this Amendment to which this Acknowledgment and Consent is attached and hereby reaffirms its obligations as a Guarantor under said Guarantee and Collateral Agreement.


                                       DIGITAL TELEVISION SERVICES OF
                                       COLORADO, LLC

                                       DIGITAL TELEVISION SERVICES OF
                                       NEW MEXICO, LLC

                                       DIGITAL TELEVISION SERVICES OF
                                       NEW YORK I, LLC

                                       DIGITAL TELEVISION SERVICES OF
                                       SOUTH CAROLINA I, LLC

                                       DIGITAL TELEVISION SERVICES OF
                                       KENTUCKY, LLC

                                       DIGITAL TELEVISION SERVICES OF
                                       CALIFORNIA, LLC

                                       DIGITAL TELEVISION SERVICES OF
                                       KANSAS, LLC

                                       DIGITAL TELEVISION SERVICES OF
                                       VERMONT, LLC

                                       DIGITAL TELEVISION SERVICES OF
                                       GEORGIA, LLC

                                       By:      DTS MANAGEMENT, LLC,
                                                their Member


                                       By:
                                            ---------------------------
                                                Title: Vice President


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                                       DTS MANAGEMENT, LLC

                                       By:
                                            ---------------------------
                                                Title: Vice President

                                       SPACENET, INC.

                                       By:
                                            ---------------------------
                                                Title: Vice President

                                       DTS CAPITAL, INC.

                                       By:
                                            ---------------------------
                                                Title: Vice President